UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement.
General Electric Capital Corporation Agreements
          On December 22, 2006, Genitope Corporation (the “Company”) issued a promissory note to General Electric Capital Corporation (“GECC”) in the amount of $1,553,589 (the “Promissory Note”) for an additional borrowing under a Master Security Agreement entered into with GECC on October 31, 2006 with respect to the financing of laboratory, manufacturing and information technology equipment and furniture (the “Master Security Agreement”). The Promissory Note is repayable over 36 months and bears a fixed interest rate of 9.88% per annum.
          The Company provided 25% of the funded loan amount as a cash security deposit pursuant to a Securities Deposit Pledge Agreement (the “Pledge Agreement”). In addition to the $1.5 million borrowed on December 22, 2006, approximately $3.9 million of the total $6.7 million line of credit was borrowed under the Master Security Agreement on October 31, 2006.
          The above descriptions of the Promissory Note and Pledge Agreement are qualified in their entirety by the text of the Promissory Note and Pledge Agreement, copies of which are filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
          Item 1.01 of this Current Report on Form 8-K contains a description of the material terms of the Promissory Note and Pledge Agreement the Company entered into with GECC, which description is hereby incorporated by reference into this Item 2.03.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Dr. Bonnie Charpentier Severance Agreement
          As reported on the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 11, 2006, Dr. Bonnie Charpentier resigned as Vice President, Regulatory Affairs, on December 5, 2006. In connection with Dr. Charpentier’s resignation, the Company entered into a Severance Agreement with Dr. Charpentier, dated December 22, 2006 (the “Severance Agreement”), which did not become effective and enforceable until December 29, 2006. Under the terms of the Severance Agreement, Dr. Charpentier is entitled to receive, as severance pay, regular installments of her final base salary for a nine-month period (the “Payment Period”), aggregating $183,000, less applicable taxes. Under the terms of the Severance Agreement, Dr. Charpentier also is entitled to continue receiving Company-sponsored healthcare insurance benefits during the Payment Period. In addition, the Severance Agreement extends the period during which Dr. Charpentier may exercise her vested stock options from March 5, 2007 to December 31, 2007.
          This description of the Severance Agreement is qualified in its entirety by the text of the Severance Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note dated December 22, 2006 issued to General Electric Capital Corporation.

10.2	Securities Deposit Pledge Agreement dated December 22, 2006 by and among the Company and General Electric Capital Corporation.

10.3	Severance Agreement dated December 22, 2006 by and between the Company and Bonnie Charpentier.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation

Dated: December 29, 2006	By:	/s/ Laura Randall Woodhead

Laura Randall Woodhead
Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Promissory Note dated December 22, 2006 issued to General Electric Capital Corporation.

10.2	Securities Deposit Pledge Agreement dated December 22, 2006 by and among the Company and General Electric Capital Corporation.

10.3	Severance Agreement dated December 22, 2006 by and between the Company and Bonnie Charpentier.